UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2014

Del Frisco's Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

930 S. Kimball Ave., Suite 100

Southlake, TX 76092

(Address of principal executive offices, including zip code)

(817) 601-3421

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On June 17, 2014, Del Frisco’s Restaurant Group, Inc. (the “Company”) dismissed Ernst & Young LLP (“E&Y”) as its independent registered public accounting firm.  The decision to dismiss E&Y was approved by the Audit Committee of the Company’s Board of Directors.

Neither of E&Y’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2013 and December 25, 2012 contained an adverse opinion or a disclaimer of opinion, nor was either report qualified or modified as to uncertainty, audit scope, or accounting principles.  Additionally, at no point during the fiscal years ended December 31, 2013 and December 25, 2012 and the subsequent interim period through June 17, 2014, were there any (a) disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of E&Y, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports, or (b) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided E&Y with a copy of the foregoing disclosures and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules.  A copy of E&Y’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Engagement of New Independent Registered Public Accounting Firm

On June 17, 2014, the Audit Committee of the Company’s Board of Directors appointed KPMG LLP (“KPMG”) to serve as the Company’s independent registered public accounting firm to audit the Company consolidated financial statements for the fiscal year ending December 30, 2014, effective immediately.

During the fiscal years ended December 31, 2013 and December 25, 2012 and the subsequent interim period through June 17, 2014, the Company did not consult with KPMG regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Frisco's Restaurant Group, Inc.

Date: June 23, 2014	By:	/s/ Thomas J. Pennison, Jr.
Thomas J. Pennison, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission dated June 23, 2014.